UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 27, 2001


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                             81-0422894
 (State of Incorporation)                                   (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ------------------------------

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Item 5.  Other Events.

Change of Name


      On April 27, 2001, Autotote Corporation (the "Company") changed its name to Scientific Games Corporation and changed its trading symbol on the American Stock Exchange to "SGM". The name change was effected by the merger with and into the Company of the Company's wholly owned subsidiary, Scientific Games Corporation II, and the contemporaneous name change of the Company to Scientific Games Corporation. The merger and name change were approved and ratified by the Company's Board of Directors by unanimous written consent on April 20, 2001 in accordance with Section 253 of the General Corporation Law of the State of Delaware.


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

                                Index to Exhibits

 Exhibit No.    Description
 -----------    -----------

    3.1         Certificate of Ownership and Merger, effective as of April 27,
                2001.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SCIENTIFIC GAMES CORPORATION


                                    By: /s/ Martin E. Schloss
                                       -------------------------------
                                       Martin E. Schloss
                                       Vice President and Secretary

Date:  April 27 , 2001


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

                                                                    Exhibit 3.1


                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                         SCIENTIFIC GAMES CORPORATION II
                            (a Delaware corporation)
                                      INTO
                              AUTOTOTE CORPORATION
                            (a Delaware corporation)


            It is hereby certified that:

            1. Autotote Corporation (the "Corporation") is a business corporation of the State of Delaware.

            2. The Corporation is the owner of all of the outstanding shares of each class of stock of Scientific Games Corporation II, which is also a business corporation of the State of Delaware.

            3. On April 20th, 2001, the Board of Directors of the Corporation duly adopted the following resolutions to merge Scientific Games Corporation II with and into the Corporation:

                  RESOLVED, that Scientific Games Corporation II be merged with and into the Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Scientific Games Corporation II be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Scientific Games Corporation II in its name; and further


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

                  RESOLVED, that the Corporation shall assume all of the obligations of Scientific Games Corporation II; and further

                  RESOLVED, that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction, and shall cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction, in connection with the foregoing merger; and further

                  RESOLVED, that, as of the effective date of the foregoing merger, the Corporation shall change its corporate name to Scientific Games Corporation; and further

                  RESOLVED, that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be 12:00 a.m., Eastern Daylight Time, on the 27th day of April, 2001.


            IN WITNESS WHEREOF, I have hereunto signed my name on behalf of the Corporation, as of the 20th day of April, 2001.

                              AUTOTOTE CORPORATION



                                       By: /s/ A. Lorne Weil
                                          ---------------------------
                                         Name:  A. Lorne Weil
                                         Title: President


ATTEST:


/s/ Martin E. Schloss
----------------------------
Name:   Martin E. Schloss
Title:  Vice President


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